SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
For the Allspring California Limited-Term Tax-Free Fund
Allspring California Tax-Free Fund
Allspring Municipal Sustainability Fund
Allspring Short-Term Municipal Bond Fund
(each a “Fund”, together the “Funds”)

Brandon Pae has announced his intention to resign from Allspring Global Investments, LLC on July 1, 2022. He will continue to serve as a portfolio manager of the Funds until July 1, 2022. After July 1, 2022, all references to Brandon Pae in the Funds’ prospectuses and statement of additional information are hereby removed.

June 22, 2022	MIAM062/P1103SP